UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Appointment of Certain Officers

Greg W. Linder, Vice President and Controller, has informed Abbott that he will retire from the Company, effective February 28, 2013.

Robert E. Funck, 51, has been appointed Vice President and Controller, effective March 1, 2013.  Mr. Funck has served as the Company’s Vice President, Chief Ethics and Compliance Officer since 2009, as Vice President, Internal Audit from 2007 to 2009, and as Vice President and Treasurer from 2005 to 2007. Mr. Funck became a corporate officer in 2005.  Mr. Funck joined the Company in 1987.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Laboratories

Date: July 13, 2012

	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer